UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2004

                         SHELBOURNE I LIQUIDATING TRUST
                         ------------------------------
              (Exact name of registrants specified in its charter)

          Delaware                       0-16345                  20-1066396
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

                                7 Bulfinch Place
                                    Suite 500
                           Boston, Massachusetts 02114
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 570-4600
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Required FD Disclosure.

      Arthur N. Queler, the trustee (the "Trustee") of the Shelbourne I Liquidating Trust (the "Liquidating Trust"), today announced that Shelbourne Properties I, Inc. (formerly AMEX:HXD) (the "Company") transferred its remaining assets to, and its remaining liabilities were assumed by, the Liquidating Trust in accordance with the Company's Plan of Liquidation. April 23, 2004 was the last day of trading of the Company's common stock on the American Stock Exchange, and the Company's stock transfer books were closed as of the close of business on such date.

      The Trustee also announced that the Company filed a Form 15 with the Securities and Exchange Commission to terminate the registration of the Company's common stock under the Securities Exchange Act of 1934 and that the Company will cease filing reports under that Act. However, the Trustee will issue to beneficiaries of the Liquidating Trust and file with the Commission annual reports on Form 10-K and current reports on Form 8-K.

      The foregoing summary is qualified in its entirety by a press release attached hereto as Exhibit 99.1 and the Liquidating Trust Agreement attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits:

      99.1  Press Release dated April 30, 2004

      99.2 Liquidating Trust Agreement, dated as of April 30, 2004, by and between Shelbourne Properties I, Inc and Arthur N. Queler


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

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Shelbourne I Liquidating Trust has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SHELBOURNE I LIQUIDATING TRUST


                                               By: /s/ Arthur N. Queler
                                                   --------------------
                                                   Name:  Arthur N. Queler
                                                   Title: Trustee

Dated: April 30, 2004


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

                                  EXHIBIT INDEX

      No.               Exhibit
      ---               -------

      99.1              Press Release dated April 30, 2004

      99.2 Liquidating Trust Agreement, dated as of April 30, 2004, by and between Shelbourne Properties I, Inc. and Arthur
                        N. Queler.


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